UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2016 (August 4, 2016)

Allegheny Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania		15222-5479
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (412) 394-2800

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2016, the Board of Directors of Allegheny Technologies Incorporated (“the “Company”) adopted an amendment and restatement of the Company’s prior Second Amended and Restated Bylaws. The principal differences between the Company’s Third Amended and Restated Bylaws, which became effective as of August 4, 2016 (the “Third Amended and Restated Bylaws”), and the Company’s prior Second Amended and Restated Bylaws are described below.

Article III, Section 11(d) of the Third Amended and Restated Bylaws has been added to provide for stockholder proxy access. Subject to the terms and conditions set forth in the Third Amended and Restated Bylaws, a stockholder, or a group of up to 20 stockholders, that has owned at least 3% of the Company’s outstanding common stock continuously for at least three years may nominate and include in the Company’s proxy materials for a particular annual meeting of the Company’s stockholders a number of director nominees not exceeding 20% of the number of the Company’s directors then serving, rounded down to the nearest whole number or two directors, whichever is greater, with such number of permitted nominees calculated in accordance with the terms set forth in the Third Amended and Restated Bylaws. The Third Amended and Restated Bylaws also contain a number of conforming and other non-material changes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On August 4, 2016, the Board of Directors of the Company adopted a policy regarding stockholder approval of future severance benefits (the “Policy”). Under the Policy and subject to its terms and conditions, effective August 4, 2016, the Company will not enter into or adopt a future severance arrangement with a senior officer which provides for certain severance benefits in an amount exceeding 2.99 times the sum of the senior officer’s annual base salary and target annual incentive award for the year of termination, unless such future severance arrangement has received stockholder approval.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

Exhibit 3.1	Third Amended and Restated Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHENY TECHNOLOGIES INCORPORATED

By:	/s/ Elliot S. Davis
Elliot S. Davis
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary

Dated: August 10, 2016